Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2098

 The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2021-1

Supplement to the Prospectus

Effective January 1, 2021, National Oilwell Varco, Inc. (ticker: NOV) has changed its name to NOV Inc. The ticker will remain the same. As a result, effective immediately, all references to National Oilwell Varco, Inc. in the Portfolio’s prospectus are replaced with NOV Inc.

Supplement Dated: January 4, 2021